EXHIBIT 10.5

WAIVER

        This WAIVER is made and entered into as of June 13, 2006, by and between TREND MINING COMPANY, a Delaware corporation (the “Company”), and the holders identified on the signature page hereto (each a “Holder” and collectively the “Holders”). Capitalized terms used but not defined herein will have the meanings assigned to them in the Subscription Agreement (as defined below).

        WHEREAS, the Company and the Holders entered into a Subscription Agreement dated as of January 27, 2005 (the “Subscription Agreement”), amended on July 28, 2005 (the “Amendment”);

        WHEREAS, certain Holders entered into a Modification and Amendment Agreement dated February 17, 2006 and a Termination Agreement dated April 30, 2006 (the “Modification and Termination”; and

        WHEREAS, the Company issued to each Holder a Note (the “Note”) and a Warrant (the “Warrant”) pursuant to the Subscription Agreement; and

        WHEREAS, the Company intends to sell:

              (1)        Up to One Million Twenty-Five Thousand Dollars ($1,025,000) of principal amount of promissory notes of the Company convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a conversion price of $0.10 per share;

(2) Four Million One Hundred Thousand (4,100,000) Class A warrants, exercisable for shares of Common Stock at $0.17 per share; and

(3) Five Million One Hundred Twenty-Five Thousand (5,125,000) Class B warrants, exercisable for shares of Common Stock at $0.25 per share (the “Proposed Sale”).

        WHEREAS, in connection with the contemplated Proposed Sale, under the Subscription Agreement and the Amendment:

(i)

each Holder possesses a right of first refusal and a right to 7 business days prior written notice with respect to the Proposed Sale pursuant to Section 12(a) of the Subscription Agreement and Section 6 of the Amendment; and

(ii)	the Company is prohibited from issuing any equity without the prior written consent of each Holder under Section 12(b) of the Subscription Agreement and Section 6 of the Amendment.

        WHEREAS, the Holder wishes to waive such right of first refusal under Section 12(a) and consent to the issuance of common stock and equity by the Company in connection with the Proposed Sale only in connection with Section 12(b); and

        NOW, THEREFORE, the Company and the Holders hereby agree as follows:

        SECTION 1. Acknowledgment, Waiver and Consent. The Holders hereby acknowledge receipt of notice of the Proposed Sale in satisfaction of Sections 12(a) of the Subscription Agreement and Section 6 of the Amendment and waives the rights granted to it therein; and the Holder hereby consents to the issuance of promissory notes convertible into and warrants exercisable for shares of Common Stock, also deemed equity, by the Company under the terms of the Proposed Sale in accordance with Section 12(b).

        SECTION 2. [Omitted.]

        SECTION 3. Miscellaneous.

              (a)        Amendments. This Agreement and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

              (b)        Counterparts. This Waiver may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

              (c)        Governing Law. This Waiver will be governed by and interpreted in accordance with the laws of the State of Delaware without giving effect to the rules governing the conflicts of law.

              (d)        Headings. The headings in this Warrant are for purposes of reference only, and will not limit or otherwise affect any of the terms hereof.

              (e)        Severability. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

        IN WITNESS WHEREOF, the Company and the Holder have caused this Waiver to be executed as of the date first written above.

TREND MINING COMPANY
By: /s/ Thomas A. Loucks
Name: Thomas A. Loucks Title: President and Chief Executive Officer
Holders
LONGVIEW EQUITY FUND, LP
By: /s/ Wayne H. Coleson
Name: Wayne H. Coleson
Title: Investment Advisor
LONGVIEW FUND, LP
By: /s/ S. Michael Rudolph
Name: S. Michael Rudolph
Title: Investment Advisor
LONGVIEW INTERNATIONAL EQUITY FUND, LP
By: /s/ Wayne H. Coleson
Name: Wayne H. Coleson
Title: Investment Advisor
CAMDEN INTERNATIONAL
By: Anna Marie Lowe
Name: Anna Marie Lowe
Title: Director

WAIVER

        This WAIVER is made and entered into as of June 13, 2006, by and between TREND MINING COMPANY, a Delaware corporation (the “Company”), and Howard Schraub (the “Holder”). Capitalized terms used but not defined herein will have the meanings assigned to them in the Subscription Agreement (as defined below).

        WHEREAS, the Company and the Holder entered into a Subscription Agreement dated as of March 22, 2005 (the “Subscription Agreement”);

        WHEREAS, the Company issued to the Holder a Note (the “Note”), a Class A Warrant, and Class B Warrant (together, the “Warrants”) pursuant to the Subscription Agreement; and

        WHEREAS, the Company intends to sell:

    (1)        Up to One Million Twenty-Five Thousand Dollars ($1,025,000) of principal amount of promissory notes of the Company convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a conversion price of $0.10 per share;

(2) Four Million One Hundred Thousand (4,100,000) Class A warrants, exercisable for shares of Common Stock at $0.17 per share; and

(3) Five Million One Hundred Twenty-Five Thousand (5,125,000) Class B warrants, exercisable for shares of Common Stock at $0.25 per share.

      (the “Proposed Sale”)

        WHEREAS, in connection with the contemplated Proposed Sale, under the Subscription Agreement and the Amendment:

(iii)	the Holder possesses a right of first refusal and a right to 7 business days prior written notice with respect to the Proposed Sale pursuant to Section 12(a) of the Subscription Agreement; and

(iv)	the Company is prohibited from issuing any equity without the prior written consent of the Holder under Section 12(b) of the Subscription Agreement.

;and

        WHEREAS, the Holder wishes to waive such right of first refusal under Section 12(a) of the Subscription Agreement and consent to the issuance of common stock and equity by the Company in connection with the Proposed Sale pursuant to Section 12(b) of the Subscription Agreement.

        NOW, THEREFORE, the Company and the Holders hereby agree as follows:

        SECTION 1. Acknowledgment, Waiver and Consent. The Holder hereby acknowledges receipt of notice of the Proposed Sale in satisfaction of Section 12(a) of the Subscription Agreement and waives the rights granted to it therein; and the Holder hereby consents to the issuance of promissory notes convertible into and warrants exercisable for shares of Common Stock, also deemed equity, by the Company under the terms of the Proposed Sale in accordance with Section 12(b) of the Subscription Agreement.

        SECTION 2. [Omitted.]

        SECTION 3. Miscellaneous.

              (a)        Amendments. This Agreement and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge, or termination is sought.

              (b)        Counterparts. This Waiver may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

              (c)        Governing Law. This Waiver will be governed by and interpreted in accordance with the laws of the State of Delaware without giving effect to the rules governing the conflicts of law.

              (d)        Headings. The headings in this Warrant are for purposes of reference only, and will not limit or otherwise affect any of the terms hereof.

              (e)        Severability. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

        IN WITNESS WHEREOF, the Company and the Holder have caused this Waiver to be executed as of the date first written above.

TREND MINING COMPANY
By:
Name: Thomas A. Loucks Title: President and Chief Executive Officer
Holder

Howard Schraub